UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Updated Business Description and Risk Factors

Avadel Pharmaceuticals plc (the “Company”) has updated its business description and risk factors for purposes of its registration statements and reports filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934, respectively. The updated business description is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the updated risk factors are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K and the exhibits incorporated by reference herein contain forward-looking statements. The Company may make additional written or oral forward-looking statements from time to time, including in the Company’s filings with the SEC or otherwise. The words “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “project” and similar expressions, and the negatives thereof, identify forward-looking statements, each of which speaks only as of the date the statement is made. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although we believe that the forward-looking statements contained in this Current Report on Form 8-K are based on reasonable assumptions within the bounds of the Company’s knowledge of its business and operations, the Company’s business is subject to significant risks and there can be no assurance that actual results of the Company’s research, development and commercialization activities and its results of operations will not differ materially from the expectations expressed in the forward-looking statements contained in this Current Report on Form 8-K.

Forward-looking statements are subject to inherent risks (including the risks identified in Exhibit 99.2 to this Current Report on Form 8-K) and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. We undertake no obligation to update these forward-looking statements as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements. Except as required by law, we specifically disclaim any obligation to update such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Updated Business Description of Avadel Pharmaceuticals plc dated February 14, 2018
99.2	Updated Risk Factors of Avadel Pharmaceuticals plc dated February 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: February 14, 2018

99.1	Updated Business Description of Avadel Pharmaceuticals plc dated February 14, 2018
99.2	Updated Risk Factors of Avadel Pharmaceuticals plc dated February 14, 2018